UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2022

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street Moline, Illinois 61265
(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In connection with the events discussed in Item 8.01 below, QCR Holdings, Inc., a Delaware corporation (“QCR Holdings”), issued a press release on March 22, 2022. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished pursuant to this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously announced, on November 9, 2021, QCR Holdings entered into an Agreement and Plan of Merger (the “Agreement”) with Guaranty Federal Bancshares, Inc., a Delaware corporation (“Guaranty”). Pursuant to the terms of the Agreement, Guaranty will merge with and into QCR Holdings, with QCR Holdings as the surviving corporation (the “Merger”). Guaranty Bank, Guaranty’s wholly-owned bank subsidiary (“Guaranty Bank”), will be merged with and into Springfield First Community Bank, QCR Holdings’ bank subsidiary, concurrently with or shortly following the completion of the Merger (the “Bank Merger”).

Guaranty held a special meeting of its stockholders on March 21, 2022, for the purpose of approving the Merger and the Agreement. Guaranty’s stockholders approved the Merger and the Agreement at the special meeting.

Under the terms of the Agreement, stockholders of Guaranty will have the right to receive for each share of Guaranty common stock owned, at the election of each stockholder, and subject to proration: (i) $30.50 in cash, (ii) 0.58775 shares of QCR Holdings common stock, or (iii) mixed consideration of $6.10 in cash and 0.4702 shares of QCR Holdings common stock, with total consideration to consist of 80% stock and 20% cash. Guaranty’s stockholders shall have until 5:00 p.m., Central Time, on March 25, 2022 (the “Election Deadline”) to elect the form of consideration they wish to receive for their shares of Guaranty common stock in connection with the Merger. The Election Deadline may be extended, in which case QCR Holdings and Guaranty will issue a press release announcing the new election deadline.

Special Note Concerning Forward-Looking Statements

This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of QCR Holdings and Guaranty Federal Bancshares. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of QCR Holdings’ and Guaranty’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions.  Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and neither QCR Holdings nor Guaranty Federal Bancshares undertakes any obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of QCR Holdings and Guaranty to control or predict, could cause actual results to differ materially from those in any forward-looking statements. These factors include, among others, the following: (i) the possibility that any of the anticipated benefits of the proposed transaction between QCR Holdings and Guaranty will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of Guaranty, QCR Holdings and their respective bank subsidiaries will be materially delayed or will be more costly or difficult than expected; (iii) the inability to complete the proposed transaction due to litigation related to the proposed transaction; (iv) the failure to satisfy other conditions to completion of the proposed transaction; (v) the failure of the proposed transaction to close for any other reason; (vi) the effect of the announcement of the transaction on customer relationships and operating results and potential litigation related to the transaction; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) the strength of the local, state, national and international economies; (ix) changes in state and federal laws, regulations and governmental policies concerning QCR Holdings’ and Guaranty’s general businesses; (x) changes in interest rates and prepayment rates of QCR Holdings’ and Guaranty’s assets (including the impact of LIBOR phase-out); (xi) increased competition in the financial services sector and the inability to attract new customers; (xii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (xiii) the loss of key executives or employees; (xiv) changes in consumer spending; (xv) diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger; (xvi) unexpected outcomes of existing or new litigation involving QCR Holdings or Guaranty; (xvii) the economic impact of any future terrorist threats or attacks, widespread disease or pandemics (including the COVID-19 pandemic in the United States), acts of war or threats thereof and other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse events; (xviii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards; and (xix) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning QCR Holdings, Guaranty and their businesses, including additional factors that could materially affect QCR Holdings' and Guaranty’s financial results, are included in QCR Holdings' and Guaranty filings with the Securities and Exchange Commission (the "SEC").

Additional Information

QCR Holdings has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a proxy statement of Guaranty that also constitutes a prospectus of QCR Holdings, which was sent to the stockholders of Guaranty. Guaranty’s stockholders are advised to read the proxy statement/prospectus because it contains important information about QCR Holdings, Guaranty and the proposed transaction. This document and other documents relating to the proposed transaction filed by QCR Holdings and Guaranty can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing QCR Holdings’ website at www.qcrh.com under the tab “Investors Relations” and then under “SEC Filings or by accessing Guaranty’s website at investors.gbankmo.com under the tab "Investor Menu" and then under "SEC Filings.” Alternatively, these documents can be obtained free of charge from QCR Holdings upon written request to QCR Holdings, Inc., Attention: Corporate Secretary, 3551 7th Street, Moline, Illinois 61265 or by calling (319) 743-7006, or from Guaranty, upon written request to Guaranty Federal Bancshares, Inc., Attention: Ms. Vicki Lindsay, Corporate Secretary, 2144 S. Republic Road, Suite F200, Springfield, Missouri 65804.

This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release of QCR Holdings, Inc. dated March 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2022		QCR HOLDINGS, INC

	By:	/s/ Todd A. Gipple
Todd A. Gipple President, Chief Operating Officer and Chief Financial Officer